EXHIBIT 32.1



                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BlackRock Kelso Capital Corporation (the "Company") for the annual period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James R. Maher, as Chief Executive Officer of the Company, and Frank
D. Gordon, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ James R. Maher
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Name:   James R. Maher
Title:  Chief Executive Officer
Date:   March 29, 2006



/s/ Frank D. Gordon
-------------------------------
Name:   Frank D. Gordon
Title:  Chief Financial Officer
Date:   March 29, 2006